WINSLOW FUNDS®

WINSLOW GREEN GROWTH FUND

Supplement dated August 22, 2012 to
Prospectus dated April 30, 2012

We wish to inform you that the Board of Trustees of Professionally Managed Portfolios has approved a plan of reorganization (the “Reorganization”) whereby the Winslow Green Growth Fund (the “Winslow Fund”) will reorganize into the Brown Advisory Winslow Sustainability Fund (the “Brown Advisory Winslow Fund”), a recently created series of the Brown Advisory Funds, a Delaware statutory trust.  The Brown Advisory Winslow Fund, which invests primarily in medium- and large-cap companies, is managed in a similar, but not identical manner, to the Winslow Fund.  The Reorganization, which is expected to be tax-free to the shareholders of the Winslow Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Winslow Fund in exchange for shares of the Brown Advisory Winslow Fund.

The Reorganization will keep investment management oversight responsibility for the Winslow Fund with Brown Advisory, LLC, an experienced provider of investment advisory services to institutional and retail investors.  The Winslow Fund currently has co-portfolio managers, David Powell and Karina Funk who will continue to have responsibility for the day-to-day portfolio management of the Brown Advisory Winslow Fund after the Reorganization.

Shareholders of the Winslow Fund will receive a proxy statement/prospectus which will contain pertinent details regarding the proposed Reorganization, including the Board’s reasons for approving the Reorganization.  The proxy statement/prospectus will also provide shareholders an opportunity to vote on the proposals regarding the Reorganization.  If shareholders of the Winslow Fund approve the Reorganization, the Reorganization will take effect on or about October 19, 2012.  At that time, holders of Investor Class and Institutional Class shares of the Winslow Fund would, in effect, exchange those shares on a tax-free basis for Advisor Class and Institutional Class shares of the Brown Advisory Winslow Fund, respectively.

Please retain this Supplement with the Prospectus.